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GLOBAL
MULTIMEDIA
TRUST INC.

THIRD QUARTER REPORT
SEPTEMBER 30, 2001

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Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

                         [GRAPHIC OF FOUR STARS OMITTED]

  MORNINGSTAR RATED[TM] GABELLI GLOBAL MULTIMEDIA TRUST 4 STARS OVERALL AND FOR
     THE FIVE-YEAR PERIOD ENDED 09/30/01 AMONG 51 AND 50 CLOSED-END DOMESTIC EQUITY FUNDS, RESPECTIVELY. THE FUND WAS RATED 3 STARS FOR THE THREE-YEAR
        PERIOD ENDED 09/30/01 AMONG 51 CLOSED-END DOMESTIC EQUITY FUNDS.


INVESTMENT OBJECTIVE:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Trust seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Trust will invest in companies participating in emerging technological advances in interactive services and products.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      Multimedia stocks slumped in the third quarter. Much of the damage was sustained following the terrorist attacks on America, as investors began anticipating that the economy would dip into recession in the quarters ahead. Tax selling and further uncertainty as to when advertising would pick up will fog investor's visibility in coming months.

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, The Gabelli Global Multimedia Trust's (the "Trust") net asset value ("NAV") total return plunged a disappointing 26.55%. The Morgan Stanley Capital International World Free Index of global equity markets, the Lipper Global Fund Average, and the Nasdaq Composite Index fell 14.68%, 16.27%, and 30.64%, respectively, over the same period. The Morgan Stanley World Free Index and Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. The Trust declined 36.13% over the trailing twelve-month period, after adjusting for the reinvestment of the $1.56 per share in distributions. The Morgan Stanley World Free Index, Lipper Global Fund Average, and Nasdaq Composite Index declined 28.14%, 29.68%, and 59.19%, respectively, over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Trust's total return averaged 11.61% annually, including reinvestments of $5.805 per share in distributions and an adjustment of $1.46 per share attributable to the intrinsic value of the rights distributed during this period. The Morgan Stanley World Free Index and Lipper Global Fund Average had average annual total returns of 0.53% and 2.55%, respectively, while the Nasdaq Composite Index had an average annual decline of 4.00%, over the same three-year period. For the five-year period ended September 30, 2001, the Trust's total return averaged 14.52% annually, including reinvestments of $7.28 per share in distributions and an adjustment of $1.46 per share attributable to the rights offering, versus average annual total returns of 4.16%, 4.11%, and 4.08% for the Morgan Stanley World Free Index, Lipper Global Fund Average, and Nasdaq Composite Index, respectively.

      Since inception on November 15, 1994 through September 30, 2001, the Trust had a cumulative total return of 146.30%, including adjustments of $9.50 per share for distributions and rights offerings, which equates to an average annual total return of 13.99%.


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EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 9/30/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating metrics.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                   Average Annual Returns - September 30, 2001
                   -------------------------------------------
                               NAV Average           Investment Average
                            Annual Return (a)         Annual Return (b)
                            -----------------        ------------------
   1 Year ..................    (36.13)%                 (34.08)%
   5 Year ..................     14.52%                   16.25%
   Life of Fund (c) ........     13.99%                   10.73%

--------------------------------------------------------------------------------
(a) Life of Fund return based on initial net asset value of $7.50. Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions and adjustments for rights offerings, and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) Life of Fund return based on initial offering price of $7.50. Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings.

(c) From commencement of investment operations on November 15, 1994.
--------------------------------------------------------------------------------

      The Trust's common shares ended the third quarter at $7.84 per share on the New York Stock Exchange, a total return decline of 25.12% for the third quarter. The Trust's common shares declined 34.08% over the trailing twelve-month period after adjusting for all distributions.

GLOBAL ALLOCATION

      The accompanying chart presents the Multimedia Trust's holdings by geographic region as of September 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Trust's future portfolio.

EQUITY MIX

      The Multimedia Trust's investment premise falls within the context of two main investment themes: 1) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and 2) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications and commerce-related services such as basic voice, data and the Internet.

      The accompanying chart depicts the equity mix of the copyright/creativity and distribution companies in the Trust's portfolio as of September 30, 2001.


                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/01

                               [GRAPHIC OMITTED]
          [EDGAR REPRESENATION OF DATA POINTS USED IN PRINTED GRAPHIC] United States--74.8
Europe--10.8
Asia/Pacific Rim--6.7
Canada--4.0
Latin America--3.7

                      HOLDINGS BY CLASSIFICATION - 9/30/01

                               [GRAPHIC OMITTED]
          [EDGAR REPRESENATION OF DATA POINTS USED IN PRINTED GRAPHIC] Distribution--58.2
Copyright/Creativity--41.8

COMMENTARY

CRISIS COVERAGE

      Media companies, especially network broadcasters and cable television channels, have been working overtime covering the events of September 11 and its aftermath. For days following the tragedy, these companies suspended normal programming (and most advertising) to provide uninterrupted 24-hour news coverage as the crisis unfolded. The increased costs of news resources combined with the loss of advertising revenue had an immediate impact on profitability. These companies deserve high praise for sacrificing their bottom lines in order to keep a shocked and frightened America informed.

FROM INVESTMENT TO EXPENSE

      Advertising, and therefore, advertising-supported media are economically sensitive industries. It is said that when the economy, particularly the consumer sector, is expanding, advertising is considered an essential investment, and when the profits are contracting, it is considered an unnecessary expense. Advertising spending had been trending lower as the economy decelerated over the last eighteen months. The first blow came with the collapse of the dotcom world--remember all those expensive ads from now defunct dotcom companies during the 2000 Super Bowl. The deteriorating fundamentals of technology companies put additional pressure on ad spending, as managements became more concerned with declining revenues and bulging inventories than promoting products and services. Finally, the general economic malaise caused advertising budgets to shrink across Corporate America. Ad budgets will likely be reduced further as the economy dips into recession in the quarters ahead.

      We are long-term investors, who view stocks as pieces of businesses we want to own for an extended period of time, rather than pieces of paper to trade based on short-term economic and stock market trends. Consequently, when analyzing media companies, we don't focus on short-term profits. We look at "normalized" operating earnings--profit growth over the economic cycle. We invest in media stocks that are fundamentally attractive relative to their long-term profit outlook and our appraisal of their "real world" economic value today and three to five years into the future. From this perspective, we believe selected media stocks are terrific bargains at current prices.

CONSOLIDATION - BIG FOOT

      As we have discussed in great detail in recent quarterly reports, we expect to see substantial changes in Federal Communications Commission ("FCC") rules and policies that will spark another round of consolidation in the broadcasting, cable television, entertainment and information programming, and newspaper publishing industries. Existing FCC restrictions on the size of broadcasters' and cable television operators' national "footprints" will be relaxed in the years ahead. Broadcasters and cable operators will likely also be able to increase their ownership of programming assets. Rules that prevent media companies from owning a television network and newspaper in the same market should fall by the wayside. In essence, the strong will be permitted to get stronger in the years ahead, improving the growth prospects of larger media companies and presenting investment opportunities in smaller companies that are likely takeover targets.

      We indeed believe the tragic events of September 11 will ignite changes in FCC rules and policies. If anything, the crisis further demonstrated the wealth of unbiased news sources in every market across America. We are going to see a lot of media deals. In the near term, transaction prices may shrink somewhat due to the decline in purchasing power of media company stocks as deal currency and lower operating profits in the industry. However, we should still see attractive takeover premiums. Also, because acquirers will be able to buy valuable media assets at more attractive prices, their long-term growth prospects will improve.

OUR REGULATORY FOOTPRINT

      Gabelli & Company, Inc. published on September 17, 2001 an overview of the Federal Communications Commission, various regulations that may change, and sectors and companies that will benefit. We thought we would share this report with you.

FEDERAL COMMUNICATIONS COMMISSION                   REGULATORY CHANGE = CATALYST
---------------------------------                   ----------------------------

      The five  member  FCC is  currently  composed  of four  members:  Chairman
Michael Powell (Republican), Kathleen Abernathy (Republican), Kevin Martin (Republican), and Michael Copps (Democrat). The fifth commissioner, Gloria Tristani (Democrat), left her position on September 7th. President Bush must appoint another Democrat to fill her position, and the Republicans will maintain their 3-2 majority. Michael Powell is a proponent of deregulation and free markets. Under his watch we expect several rules to be addressed, which should be favorable for companies in the cable, satellite, broadcasting, publishing, and telecom industries.


                        FEDERAL COMMUNICATIONS COMMISSION
                                       FCC
                               [GRAPHIC OMITTED]
           [GRAPHIC OF FEDERAL COMMUNICATIONS COMMISSION FCC OMITTED]
MICHAEL POWELL (R)
CHAIRMAN
KATHLEEN ABERNATHY (R)
MICHAEL COPPS (D)
KEVIN MARTIN (R)
OPEN

-----------------------------------------------------------------------------------------------------
REGULATION                               CURRENT STATUS                           "BULL CASE"
-----------------------------------------------------------------------------------------------------
- Cable Ownership Cap                    30% of pay TV subscribers                Above 50% or no cap
- Affiliated Programming Cap             Affiliated content < 40% of first        No cap
                                         75 channels
- Cable/Broadcast Cross-                 No cable and broadcast TV in same        Removal of ban
   ownership                             Designated Market Area (DMA)
- Cable Dual Must Carry                  Must carry analog broadcast signal       Not forced to carry both
                                                                                  broadcast digital and analog
- Cable Open Access                      Notice of Inquiry                        No forced open access
- Satellite Must Carry                   Must carry all local analog              DBS Co. chooses which
                                         broadcasts if carry one                  broadcast stations to carry
- Broadcast/Newspaper Cross-             No newspaper and broadcast               Removal of ban
   ownership                             station in same DMA
- National TV Ownership Cap              35% of television audience               Above 50% or no cap
- TV Duopolies                           Can own two stations in one              Eliminate rating and voice tests
                                         market if only one is in top four
                                         and eight independent voices exist
- Wireless Spectrum Cap                  45 MHz in urban and 55 MHz in            No cap
                                         rural markets
- Wireline - Section 271                 Regional Bell Operating Companies        RBOCs can offer in-region LD
                                         (RBOCs) cannot offer in-region
                                         Long Distance (LD)

CABLE & SATELLITE (Andrew Rittenberry 914-921-6592)
-----------------

CABLE OWNERSHIP CAP

      - The 1992 Cable Act called for limits on the number of cable subscribers one firm could control. In 1993, the FCC set the limit at 30% of cable subscribers. In 1999, the FCC changed the limit to 30% of all multichannel video subscribers, including DBS, cable, wireless cable, etc.

      - In March 2001, the DC Federal Court of Appeals rejected the current 30% ownership cap as "arbitrary" and remanded it back to the FCC. Rather than appeal the decision, the FCC has filed a Notice of Proposed Rule Making to modify the rule. On September 13, 2001, the Commission held an open meeting to discuss its thoughts on a new rule and to solicit public comments and suggestions. Following a comment period, the FCC will issue a new ownership ruling. We expect this to occur sometime in mid to late 2002. The DC Court of Appeals can then take up this rule again.

      - WE EXPECT THE FCC TO RAISE THE CAP ABOVE 50% OR REMOVE IT ALTOGETHER. AT THE VERY LEAST, WE EXPECT THE FCC TO LIBERALIZE THE RULES FOR COUNTING ATTRIBUTED SUBSCRIBERS.

      - Removal of the cap would provide AT&T Broadband and AOL Time Warner the ability to merge their two cable systems, creating an industry juggernaut. More importantly perhaps, removal of the cap could spur a further round of general industry consolidation. In our opinion, the most likely takeover candidate in the industry today is Cablevision Systems.

VERTICAL PROGRAMMING LIMITS

      - Currently, cable operators are barred from programming more than 40% of their first 75 channels with affiliated programming. (Systems with over 75 channels must reserve 45 channels for non-affiliated programming).

      - In the same court decision discussed above, the DC court also rejected this rule and remanded it back to the FCC.

      - There has been little comment by the FCC about this change, as no operator was close to a violation. HOWEVER, WE BELIEVE THIS RULE WILL BE DROPPED, AS THE LOGIC BEHIND IT IS SUSPECT. Similar to the cap above, the FCC filed a Notice of Proposed Rulemaking on September 13. The same process applies.

      - The biggest beneficiary in the current marketplace is AOL Time Warner, though it is still relatively far from the limit.

CABLE/BROADCAST CROSS-OWNERSHIP

      - The Telecom Act of 1996 eliminated the statutory prohibition against cable system/TV broadcast station cross ownership in the same market. The FCC has yet to change its own rule barring the practice. The DC Court of Appeals heard oral arguments on the subject on September 7th.

      - Initial comments made during the hearing by the justices appear to support easing this rule. WE EXPECT THAT THE FCC WILL EVENTUALLY REMOVE THIS BAN.

      - Though few companies have been clamoring for a rule change, AOL Time Warner would be the clear beneficiary. AOL owns the WB network, but owns no local affiliates, which provide the majority of the free cash flow to other networks such as ABC, CBS, etc. The WB is the only network that owns no local Owned & Operated stations today.

CABLE DUAL MUST CARRY FOR DIGITAL AND ANALOG

      - Currently, cable companies are required to carry all local analog broadcast signals or negotiate for retransmission consent. Broadcasters are seeking to force cable operators to carry proposed digital signals on separate channels, if they are forced by the FCC to broadcast them for free over the air.

      - The National Association of Broadcasters (NAB) is filing numerous lawsuits, in an attempt to force cable to carry both signals. The NAB is also attempting to get legislation passed on Capitol Hill mandating dual must carry of both.

      - THE FCC HAS TENTATIVELY INDICATED THAT IT WILL SUPPORT THE CABLE INDUSTRY IN ITS DESIRE TO CARRY ONLY THE ANALOG OR THE DIGITAL PROGRAMMING OF LOCAL BROADCASTERS, NOT BOTH THE ANALOG AND DIGITAL PROGRAMMING. There has been no formal rulemaking as of yet.

      - We believe all cable operators will be better off carrying only one signal. This issue has more weight on Multiple System Operator's
            (MSO) in major DMA's. Larger DMA's typically have many more local channels that must be carried. The cable company typically receives no revenue from local broadcasters whatsoever. The less local signals that must be carried, the more capacity there is in the pipe for high-speed data, video, telephony, etc. That means more revenue and cash flow per unit of bandwidth to the operator.

INTERNET OPEN ACCESS VIA CABLE

      - In 2000, there were three cases involving open access decided in the court system. Each deemed Internet over cable something different. One called it an unregulated data service, one a cable service, and the other a telecommunications service. If deemed a telecommunications service, it will be open to the same rules as the RBOC's under the Telecomm Act of 1996, meaning mandatory unbundling and open access.

      - The three courts all referred the issue to the FCC. In July of 2001, the 4th Circuit Court in Richmond, VA, ruled that a county could not impose open access on a cable system. The court also referred the issue back to the FCC for guidance.

      - THE FCC HAS ISSUED A NOTICE OF INQUIRY (NOI) ON THIS MATTER. However, given that the FCC appears loath to further regulate or interfere with the market mechanism, we believe it will not force open access on the operators for the foreseeable future.

SATELLITE MUST CARRY

      - In January 2002, satellite carriers are required to begin carrying all local channels in a market if they carry any. Today, they only carry the top 3-4 networks in each market.

      - The ability to offer local channels through the satellite is a major competitive threat to cable operators. Given the fixed capacity of the satellite fleet, the less stations the operators must carry, the more individual markets can be offered the local service.

      - THE FCC RECENTLY REAFFIRMED THIS MUST CARRY PROVISION IN A RULING DATED SEPTEMBER 5TH, 2001. The DBS carriers are fighting this must carry rule in two cases in the 4th Circuit court in Richmond, VA.

BROADCASTING & PUBLISHING (Evan Carpenter 914-921-6595)
-------------------------

BROADCAST/NEWSPAPER CROSS-OWNERSHIP

      - Currently, the FCC, as a rule, doesn't allow the same company to own both a broadcast station and a daily newspaper in the same market.

      - Michael Powell has previously supported lifting the ban on broadcast/newspaper cross-ownership. He has stated, "... the combined resources may allow for greater and more efficient coverage of local events that could not be covered by the two individually."

      - Recently, the FCC granted News Corp. a 24-month waiver of this rule when it acquired, from Chris Craft, WWOR-TV in New York, where it also owns the POST. The FCC defended the waiver by stating that the market would still exhibit diversity, and it considered not only other TV stations and newspapers, but also radio stations and cable operators.

      - The FCC stated that News Corp. would have to come into compliance with the rule within the 24-month period provided "it is necessary under our rules at that time".

      - At their open meeting on September 13th, the FCC started reviewing the ban on cross-ownership. The FCC will reach a conclusion following a comment period. WE EXPECT THIS BAN TO BE RELAXED.

      - Relaxation of this rule should allow companies like Belo, Tribune and Gannett to acquire newspaper companies in their TV markets like Pulitzer, Knight-Ridder and McClatchy. Also, Hearst-Argyle would be allowed to acquire Young Broadcasting.

TELEVISION OWNERSHIP CAP

      - Television station groups are limited as to their national audience reach; no group may reach over 35% of the national audience, with Ultra High Frequency (UHF) channels counted at half of their actual reach.

      - Chairman Powell has also expressed support of raising the ownership cap. He has argued that the cap limits economies of scale and thus raises costs.

      - The cap is predominantly supported by the network affiliates who argue that if the networks were allowed to increase their coverage, it would give them too much leverage over their affiliates.

      - On the other hand, the networks and some large broadcast groups, which want to expand their reach and take advantage of owning more stations and the economies of scale, oppose the cap.

      - Since the broadcasting industry is divided over this rule, we would expect the FCC to let the courts rule, before they decide whether or not to address it.

      - Viacom, News Corp., and General Electric have challenged the cap in the US Court of Appeals for the District of Columbia Circuit. Oral arguments were heard on September 7th. THIS IS THE SAME COURT THAT REJECTED THE 30% CABLE OWNERSHIP CAP (SEE ABOVE), AND WE WOULD EXPECT A SIMILAR RULING FOR BROADCASTERS.

TV DUOPOLY

      - A television station group may only own two stations in the same market provided that (a) there are at least eight independently owned and operated stations in the market after the combination, and
            (b) at least one of the two stations is not in the top four stations in the market as defined by audience share.

      - ALTHOUGH WE BELIEVE THAT GIVEN THE DEREGULATORY NATURE OF THE FCC, IT WOULD BE IN FAVOR OF EXTENDING THE DUOPOLY PRIVILEGE TO SMALLER MARKETS, THIS MIGHT ALSO BE DECIDED IN THE COURTS.

      - Sinclair has already received, from the US Court of Appeals for the District of Columbia Circuit, a stay of the FCC requirement to divest four Local Marketing Agreements (LMA) that violate the eight voices test. Sinclair now has petitioned the court to reverse the order. Oral arguments are scheduled for January 2002.

      - Relaxing the duopoly regulations would benefit companies like Sinclair and also allow companies like Disney's ABC to strengthen their positions in certain markets like Los Angeles and San Francisco by acquiring Young Broadcasting.

TELECOM (Dmitry Khaykin 914-921-5015)
-------

 WIRELESS SPECTRUM CAP

      - The Commercial Mobile Radio Service (CMRS) spectrum cap governs the amount of CMRS spectrum that can be licensed to a single entity within a particular geographic area. Under the current cap, a single entity may acquire attributable interests in the licenses of broadband Personal Communications Service (PCS), cellular, and Specialized Mobile Radio (SMR) services that cumulatively do not exceed 45 MHz of spectrum within Metropolitan Service Areas (MSA) and 55 MHz of spectrum in Rural Service Areas (RSA).

      - The cellular cross-interest rule, which limits the ability of a party to have ownership interests in cellular carriers in overlapping cellular geographic service areas (CGSAs), has been amended and currently allows a party to have a non-controlling or otherwise non-attributable direct or indirect ownership interest of up to 20% (up from 5%) in both cellular licensees in overlapping CGSAs.

      -     Some of the spectrum under  consideration for 3G services (1755-1850
            MHz) is currently in the hands of the Department of Defense (DoD). In our opinion, the latest terrorists acts in New York and Washington, DC make it even less likely that DoD will give up this spectrum.

      - Given the limited availability of clean spectrum suitable for broadband mobile applications and the increasingly competitive nature of wireless services, industry participants have been arguing to increase or eliminate the spectrum cap. Chairman Powell has also expressed his interest in addressing this issue. WE BELIEVE FCC WILL EITHER LIFT SPECTRUM CAP OR INCREASE IT SUFFICIENTLY TO SUPPORT FURTHER INDUSTRY GROWTH.

      - The companies that stand to benefit the most from a spectrum cap lift are regional carriers such as US Cellular, Rural Cellular,
            Dobson, Alltel, and Western Wireless, as well as the last independent national carrier, Nextel.

WIRELINE -- SECTION 271

      - Section 271 of the Telecommunications Act of 1996 lays out detailed requirements that RBOCs must meet in order to gain approval for entry into the in-region interLATA market. Section 271 contains two central provisions. One requires the presence of a facilities-based competitor for both business and residential customers. The second requires compliance with the "Competitive Checklist".

      - Over the past few years, both Verizon and SBC have been successful in obtaining 271 approvals in several of their in-region states.

      - There is a growing belief that once RBOCs gain 271 approvals, they will focus on gaining market share among lucrative business accounts. We think that one of the options RBOCs might pursue is to acquire long distance carriers such as AT&T, Sprint and WorldCom.

      - Under the Internet Freedom and Broadband Deployment Act of 2001 (H.R. 1542), also known as the Tauzin-Dingell bill, RBOCs would be allowed to offer in-region data services regardless of their 271 status. Although the bill faces uncertainty both in the House and the Senate, the issue of in-region interLATA services may become moot fairly soon as RBOCs gradually gain 271 approvals in their territories.

      - WHILE WE DO NOT EXPECT TAUZIN-DINGELL BILL TO PASS, AT LEAST TWO RBOCS, VERIZON AND SBC, SHOULD BE IN POSITION TO GAIN STATE-BY-STATE
            SECTION 271 APPROVAL IN MOST OF THEIR MARKETS BY LATE 2002.

      - Long distance companies should benefit from the RBOCs' re-entry into in-region LD voice and data markets. RBOCs can quickly gain market share, particularly among business customers, by acquiring established carriers such as AT&T, WorldCom and Sprint, as well as emerging providers such as Williams Communications and Global Crossing.

      The following table lays out potential combinations that we believe could take place in a more deregulatory environment.

TABLE 1: SOME BENEFICIARIES (POTENTIAL DEALS)

   POTENTIAL              POTENTIAL                RULE CHANGE
     TARGET                ACQUIRER                   NEEDED                       BENEFIT
-------------------------------------------------------------------------------------------------------------

BROADCASTERS
------------

Acme                       AOL Time Warner         Cable/TV            AOL would own the distribution of 9 WB
(ACME)                                             Cross-              affiliates for their WB TV network.
                                                   Ownership

Tribune                    AOL Time Warner         Cable/TV            AOL would own the distribution of 16
(TRB)                                              Cross-              WB affiliates for their WB TV network.
                                                   Ownership

Young                      Hearst-Argyle           TV/Newspaper        Hearst would obtain cross-ownership
(YBTVA)                    Disney                  Cross-              positions in San Francisco and Albany.
                           Ownership

                                                   Duopoly             ABC would obtain duopolies in Los
                                                                       Angeles and San Francisco plus 6
                                                                       ABC affiliates.
CABLE
------

AT&T Broadband             AOL Time Warner         30%                 Economies of scale, improved leverage
(T)                                                Ownership           over programmers and vendors, larger
                                                   Cap                 platform on which to launch new
                                                                       products and services.

Cablevision                AOL Time Warner         30%                 Cablevision's suburban New York cable
Systems                                            Ownership           systems would allow AOL to dominate
(CVC)                                              Cap                 the U.S.'s top DMA.

NETWORKS
--------
Paxson                     General Electric        35%                 NBC would own TV stations reaching
(PAX)                                              Ownership           close to 70% of US households and 2
                                                   Cap                 broadcast networks.

NEWSPAPERS
----------

Pulitzer                   Gannett                 TV/Newspaper        Gannett would obtain a cross-owner-
(PTZ)                      Belo                    Cross-              ship position in St. Louis. Belo would
                                                   Ownership           obtain cross-ownership positions in St.
                                                                       Louis and Tucson.

    POTENTIAL              POTENTIAL               RULE CHANGE
     TARGET                 ACQUIRER                  NEEDED                          BENEFIT
---------------------------------------------------------------------------------------------------------------

McClatchy                  Gannett                 TV/Newspaper        Gannett would obtain cross-ownership
(MNI)                                              Cross-              positions in Minneapolis and Sacramento.
                                                   Ownership

Knight-Ridder              Tribune                 TV/Newspaper        Tribune would obtain cross-ownership
(KRI)                                              Cross-              positions in Philadelphia, Dallas-Ft.
                                                   Ownership           Worth, Miami, and Seattle (including
                                                                       Knight-Ridder's 49.5% ownership of the
                                                                       Seattle Times Company).
WIRELESS
----------

Dobson (DCEL)              Cingular                Spectrum Cap        Both Cingular and AT&T would com-
                           AT&T Wireless                               plement their footprints and substan-
                           (AWE)                                       tially reduce their roaming costs.

Rural Cellular             AT&T Wireless           Spectrum Cap        RCCC has limited footprint overlap with
(RCCC)                     Verizon                                     some of these carriers. AWE and VZ
                           Dobson                                      can fill in the gaps in their footprints and
                           US Cellular                                 lower their roaming expense. Regional
                           Western Wireless                            carriers (DCEL, USM, WWCA) can
                                                                       strengthen their competitive position
                                                                       and grow revenue and cash flows.

US Cellular                AT&T Wireless           Spectrum Cap        Improve footprint in several markets
(USM)                      Verizon                                     across the country and lower roaming
                           Cingular                                    costs.

Leap Wireless              Verizon                 Spectrum Cap        All of these carriers would be able to fill
(LWIN)                     Cingular                                    in some gaps in their footprints.
                           VoiceStream

Alltel (AT)                Verizon                 Spectrum Cap        Allows Verizon to create a fully national
                                                                       footprint and recapture earlier divested
                                                                       properties.

Nextel (NXTL)              AT&T Wireless           Spectrum Cap        Gain access to eight million high-value
                           Verizon                                     business customers and increase spec-
                           Cingular                                    trum ownership by about 20 MHz in top
                                                                       300 MSAs.

Western Wireless           AT&T Wireless           Spectrum Cap        These carriers would gain network
(WWCA)                     Verizon                                     coverage and ownership in some of the
                                                                       country's mostly scarcely populated
                                                                       areas and substantially reduce roaming
                                                                       expense.
WIRELINE
----------
AT&T (T)                   Verizon                 Section 271         RBOC and LD combinations would re-
Sprint (FON,               SBC                                         create fully integrated national service
PCS)                       BellSouth                                   providers able to offer local and long
WorldCom                                                               distance voice and data.
(WCOM)

COMPANIES MENTIONED (SYMBOL - 9/10/01 PRICE - EXCHANGE):

ACME Communications (ACME - $7.35 - NASDAQ)               Nextel Communications Inc. (NXTL - $10.55 - NASDAQ)
Alltel Corp.(AT - $57.07 - NYSE)                          Paxson Communications (PAX - $9.24 - AMEX)
AOL Time Warner Inc. (AOL - $34.41 - NYSE)                Pulitzer Inc. (PTZ -$47.45 - NYSE)
AT&T Corp. (T - $17.65 - NYSE)                            Rural Cellular Corporation (RCCC - $32.61 - NASDAQ)
AT&T Wireless (AWE - $13.80 - NYSE)                       SBC Communications Inc. (SBC - $43.43 - NYSE)
BellSouth Corp. (BLS - $39.72 - NYSE)                     Sinclair Broadcast Grp. Inc. (SBGI - $9.87 - NASDAQ)
Belo Corp. (BLC - $18.02 - NYSE)                          Sprint FON Group (FON - $21.64 - NYSE)
Cablevision Systems Corp. (CVC - $42.00 - NYSE)           Sprint PCS Group (PCS - $23.49 - NYSE)
Dobson Communications (DCEL - $11.21 - NASDAQ)            Tribune Company (TRB - $38.99 - NYSE)
Gannett Inc. (GCI - $63.72 - NYSE)                        US Cellular Corp. (USM - $49.65 - AMEX)
General Electric Company (GE - $39.35 - NYSE)             Verizon Communications (VZ - $50.70 - NYSE)
Hearst-Argyle Television Inc. (HTV - $20.24 - NYSE)       Viacom Inc. (VIA - $37.90 - NYSE)
Knight-Ridder (KRI - $60.34 - NYSE)                       Walt Disney Company (DIS - $23.58 - NYSE)
Leap Wireless Intl. Inc. (LWIN - $14.30 - NASDAQ)         Western Wireless Corp. (WWCA - $30.00 - NASDAQ)
McClatchy Company (MNI - $42.95 - NYSE)                   WorldCom Inc. (WCOM - $12.92 - NASDAQ)
MCI Group (MCIT - $13.19 - NASDAQ)                        Young Broadcasting (YBTVA - $21.89 - NASDAQ)
News Corp. (NWS - $30.75 - NYSE)

Note: Gabelli Asset Management Inc. and its affiliates own on behalf of themselves or their clients less than 5% of the following companies: Acme Communications, Alltel Corp., AOL Time Warner, AT&T Corp., AT&T Wireless Corp., BellSouth Corp., Belo, Dobson Communications, Gannett, General Electric, Hearst-Argyle, Knight-Ridder, MCI Group, News Corp., Nextel Communications, SBC Communications, Sinclair Broadcast Group, Sprint FON Group, Sprint PCS Group, Tribune, US Cellular, Verizon, Walt Disney, Western Wireless and WorldCom. Those companies owned in excess of 5% follow:

        COMPANY                             % OF OWNERSHIP
        ----------                          --------------
        Cablevision Systems                  6.50% of class A common stock
        Leap Wireless Intl., Inc.            6.73% of common stock
        McClatchy Company                    6.43% of class A common stock
        Paxson Communications               10.93% of class A common stock
        Pulitzer Inc.                       29.14% of common stock
        Rural Cellular Corp.                 6.15% of class A common stock
        Viacom Inc.                          7.59% of class A common stock
        Young Broadcasting, Inc.            11.15% of class A common stock

      One of the analysts who prepared this report owns less than 1,000 shares of stock of the following: AOL Time Warner, AT&T, AT&T Wireless, Gannett Inc., General Electric, Knight-Ridder, MCI Group, News Corp., Nextel, Rural Cellular, Walt Disney Company, Worldcom Inc., and Young Broadcasting.


      Evan Carpenter                        Dmitry Khaykin                              Andrew Rittenberry
      (914) 921-6595                        (914) 921-5015                              (914) 921-6592

[COPYRIGHT] Gabelli & Company, Inc. 2001

ONE CORPORATE CENTER RYE, NY 10580       GABELLI & COMPANY, INC.            TEL (914) 921-3700 FAX (914) 921-5098

--------------------------------------------------------------------------------
This report has been prepared as a matter of general information. It is not intended to be a complete description of any security or company mentioned and is not an offer to buy or sell any security. Unless otherwise noted, stock prices for 2001 reflect the closing price through the business day immediately prior to the date of this report. All facts and statistics are from sources believed reliable, but are not guaranteed as to accuracy. The firm and its affiliates, employees and clients may have recently established or disposed of, or may be establishing or disposing of, positions in securities mentioned in this report. Since portfolio managers make individual investment decisions in the accounts under their supervision, transactions in such accounts may be inconsistent with research reports. Additional information on these securities and companies is available upon request. [COPYRIGHT] Gabelli & Company, Inc. 2001
--------------------------------------------------------------------------------

INVESTMENT SCORECARD

      As our shareholders are aware, we include telecommunications stocks in our multimedia universe. Telecoms including SBC Communications, Sprint, WorldCom, and CenturyTel were among our best performers this quarter. Leading video renter Blockbuster also posted a solid gain, as did on and off-line tax preparer H&R Block. Bible publisher Thomas Nelson helped lift our portfolio's spirits.

      Losers outnumbered gainers by a wide margin this quarter. With most of their revenue generated from advertising-supported media businesses, industry icons NewsCorp, Viacom, AOL Time Warner, and Disney declined sharply. Small group broadcasters Granite Broadcasting and Paxson Communications were hit hard. Radio broadcasters Clear Channel Communications and Radio One, which had been exceptional performers in recent years also retreated. Leading Internet search engine Yahoo tumbled as well.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

GAYLORD ENTERTAINMENT CO. (GET - $20.10 - NYSE) is a diversified entertainment company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, Acuff-Rose Music Publishing, Word Entertainment, three Nashville radio stations, and other related businesses. Gaylord has a new management team that is focusing on unlocking shareholder value.

LIBERTY CORP. (LC - $39.75 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than four million households and include two stations that were purchased in December 2000 from Civic Communications for $204 million. In February 1999, Liberty hired an investment banker and began a strategic review. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $650 million. The company is now debt-free and focused on its broadcasting operations.

LIBERTY MEDIA CORP. (LMC'A - $12.70 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMC'A holds interests in globally branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.
Liberty Media Group Class A and Class B common stock were tracking stocks of AT&T, and they were spun off to the tracking stock shareholders in August 2001.

NEWS CORP. LTD. (NWS - $24.10 - NYSE) is a leading global media firm, with interests in broadcast television, cable networks, publishing, magazine inserts, global satellite distribution, and British and Australian newspapers. In the U.S., News Corp owns the Fox network and one of the country's largest TV station groups. In addition, the company runs 20th Century Fox films and is one of the largest producers of television programming. News Corp is currently in discussions with General Motors Corp. (GM - $42.90 - NYSE) about acquiring the assets of Hughes Electronics (GMH - $13.33 - NYSE), which owns DirectTV in the U.S. and Latin America.

TELEPHONE & DATA SYSTEMS INC. (TDS - $94.30 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $49.50 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which has recently been acquired by Deutsche Telekom (DT - $15.50 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at $2 billion. As part of VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

TRIBUNE CO. (TRB - $31.40 - NYSE), headquartered in Chicago, is a leading national media company with operations in major US markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets - New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), Newsday, Los Angeles Times, and Chicago Tribune. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

VERIZON COMMUNICATIONS (VZ - $54.11 - NYSE) was formed by the merger of Bell Atlantic and GTE, and the combination of the wireless assets of the combined company with U.S. assets of Vodafone Group (VOD - $21.96 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing 28 million wireless customers. Verizon is also a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

VIACOM INC. (VIA - $34.95 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

STOCK REPURCHASE PLAN

      The Trust is authorized to repurchase up to 1,000,000 shares of the Trust's outstanding shares. Pursuant to this stock repurchase plan, the Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. Through September 30, 2001, a total of 735,633 shares have been repurchased in the open market under this stock repurchase plan.

7.92% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.92% Cumulative Preferred Stock paid a cash distribution on September 26, 2001 of $0.495 per share. For the twelve-months ended September
30, 2001, Preferred Stock shareholders received distributions totaling $1.98, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for December 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                                  WHO                         WHEN
                                  ---                         ----
      Special Chats:              Mario J. Gabelli            First Monday of each month
                                  Howard Ward                 First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                                  NOVEMBER                    DECEMBER                   JANUARY
                                  --------                    --------                   -------
      1st Wednesday               Lynda Calkin                Caesar Bryan               Walter Walsh
      2nd Wednesday               Walter Walsh                Ivan Arteaga               Lynda Calkin
      3rd Wednesday               Laura Linehan               Tim O'Brien                Tim O'Brien
      4th Wednesday               Barbara Marcin              Barbara Marcin             Caesar Bryan
      5th Wednesday                                                                      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Advertising-supported media is an economically sensitive business. With the terrorist attacks on America likely to make a weak economy even weaker over the next several quarters, the largest sector in our portfolio came under substantial selling pressure. We do not believe the tragic events of September 11 diminish a favorable long-term profit outlook for media companies. Nor do we think the crisis will prevent sweeping changes in FCC regulations leading to further consolidation in media industries. In our view, the decline in media stock prices has substantially increased investment opportunity in one of the world's most dynamic growth industries.

                                  Sincerely,
                                  /S/ MARIO J. GABELLI, CFA
                                  ---------------------
                                  MARIO J. GABELLI, CFA
                                  Portfolio Manager and Chief Investment Officer

October 31, 2001

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                  MARKET
   SHARES                                          VALUE
   ------                                         ------
               COMMON STOCKS -- 88.1%
               COPYRIGHT/CREATIVITY COMPANIES -- 36.4%
               ADVERTISING -- 0.0%
       4,200   Havas Advertising SA .......... $     25,627
       2,000   Publicis Groupe ...............       33,696
                                               ------------
                                                     59,323
                                               ------------
               CABLE PROGRAMMERS -- 1.8%
      60,000   Canal Plus, ADR+ ..............       38,688
     160,000   USA Networks Inc.+ ............    2,876,800
                                               ------------
                                                  2,915,488
                                               ------------
               COMPUTER SOFTWARE AND SERVICES -- 2.2%
       1,000   Activision Inc.+ ..............       27,220
      10,000   America Online Latin America
                 Inc.+ .......................       32,900
       3,000   Atlus Co. Ltd. ................       15,865
       8,000   Block (H&R) Inc. ..............      308,480
       7,473   CNET Networks Inc.+ ...........       32,134
       3,230   EarthLink Inc.+ ...............       49,193
         500   Electronic Arts Inc.+ .........       22,835
      60,000   EMC Corp.+ ....................      705,000
     170,000   Genuity Inc.+ .................      266,900
       3,000   INT Media Group Inc.+ .........        3,450
       6,000   Intel Corp. ...................      122,640
      35,000   Microsoft Corp.+ ..............    1,790,950
       2,000   Mobius Management Systems+ ....        5,600
       1,000   Pixar Inc.+ ...................       40,400
      10,000   Yahoo! Inc.+ ..................       88,100
                                               ------------
                                                  3,511,667
                                               ------------
               CONSUMER PRODUCTS -- 0.2%
       6,000   Department 56 Inc.+ ...........       38,100
      20,000   Mattel Inc. ...................      313,200
                                               ------------
                                                    351,300
                                               ------------
               DIVERSIFIED PUBLISHERS -- 12.3%
      20,000   Arnoldo Mondadori Editore SpA .      102,000
     100,000   Belo (A.H.) Corp., Cl. A ......    1,604,000
       1,000   Dow Jones & Co. Inc. ..........       45,430
      30,000   EMAP plc ......................      238,092
      18,000   Gannett Co. Inc. ..............    1,081,980
       2,833   Golden Books Family
                 Entertainment Inc.+ .........           54
      15,000   Harte-Hanks Communications Inc.      324,600
       1,000   Hollinger International Inc. ..       10,500
     114,000   Independent News & Media plc,
                 Dublin ......................      170,267
      15,000   Journal Register Co.+ .........      247,500
      12,000   Knight-Ridder Inc. ............      670,200
      55,000   Lee Enterprises Inc. ..........    1,741,850
      20,000   McClatchy Newspapers Inc.,
                 Cl. A .......................      840,000
       8,000   McGraw-Hill Companies Inc. ....      465,600


                                                  MARKET
   SHARES                                          VALUE
   ------                                         ------
      25,000   Media General Inc., Cl. A ..... $  1,084,000
      27,000   Meredith Corp. ................      867,510
     115,000   Nation Multimedia Group+ ......       21,976
     100,000   New Straits Times Press Berhad       102,631
     150,000   Oriental Press Group ..........       15,386
      92,000   Penton Media Inc. .............      326,600
      10,000   Playboy Enterprises Inc., Cl.
                 A+ ..........................      102,000
      97,400   Post Publishing Co. Ltd.+ .....       70,072
     139,600   PRIMEDIA Inc.+ ................      328,060
      50,000   Pulitzer Inc. .................    2,214,000
      65,000   Reader's Digest Association
                 Inc., Cl. B .................    1,154,400
      30,000   Scripps (E.W.) Co., Cl. A .....    1,827,300
      34,452   Singapore Press Holdings Ltd. .      308,175
     385,000   South China Morning Post
                 Holdings ....................      185,109
         300   SPIR Communication ............       17,513
      15,000   Telegraaf Holdingsmij - CVA ...      217,888
      48,000   Thomas Nelson Inc. ............      407,040
      85,000   Tribune Co. ...................    2,669,000
      13,181   United Business Media plc, ADR        79,086
         800   Wiley (John) & Sons Inc., Cl. B       16,680
       4,000   Wolters Kluwer NV .............       88,667
                                               ------------
                                                 19,645,166
                                               ------------
               ENTERTAINMENT PRODUCTION -- 6.0%
       2,522   EMI Group plc .................        8,785
      20,000   EMI Group plc, ADR ............      139,768
       7,000   Grammy Entertainment plc+ .....       10,859
     680,000   Liberty Media Corp., Cl. A+ ...    8,636,000
       1,000   Martha Stewart Living
                 Omnimedia Inc., Cl. A+ ......       14,900
      40,010   Metro-Goldwyn-Mayer Inc.+ .....      678,170
       3,000   Princeton Video Image Inc.+ ...        8,997
     100,000   Shaw Brothers (Hong Kong) Ltd.        63,786
       2,000   Sunland Entertainment Co. Inc.+          215
       4,000   World Wrestling Federation
                 Entertainment Inc.+ .........       52,800
                                               ------------
                                                  9,614,280
                                               ------------
               GLOBAL MEDIA AND ENTERTAINMENT -- 8.3%
         481   Boston Celtics L.P. ...........        4,570
      65,000   Disney (Walt) Co. .............    1,210,300
      32,000   Fox Entertainment Group Inc.,
                 Cl. A+ ......................      611,200
      27,005   Gemstar-TV Guide International
                 Inc.+ .......................      532,269
       5,282   Granada Compass plc+ ..........        7,220
     155,000   Grupo Televisa SA, ADR+ .......    4,448,500
      20,000   News Corp. Ltd., ADR ..........      482,000
      30,000   Six Flags Inc. ................      366,900
      70,000   SMG plc .......................      100,307
       8,000   Sony Corp., ADR ...............      265,600
     150,000   Viacom Inc., Cl. A+ ...........    5,242,500
                                               ------------
                                                 13,271,366
                                               ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                  MARKET
   SHARES                                          VALUE
   ------                                         ------
               COMMON STOCKS (CONTINUED)
               COPYRIGHT/CREATIVITY COMPANIES
                 (CONTINUED)
               HOTELS AND GAMING -- 5.5%
      10,000   Aztar Corp.+ .................. $    130,800
       6,000   Churchill Downs Inc. ..........      166,560
     200,700   Gaylord Entertainment Co. .....    4,034,070
      10,000   GTECH Holdings Corp.+ .........      345,400
     730,000   Hilton Group plc ..............    1,963,375
      85,000   MGM Mirage Inc.+ ..............    1,910,800
      10,000   Park Place Entertainment Corp.+       73,300
      10,000   Starwood Hotels & Resorts
                 Worldwide Inc. ..............      220,000
                                               ------------
                                                  8,844,305
                                               ------------
               INFORMATION PUBLISHING -- 0.1%
         500   Dun and Bradstreet Corp.+ .....       14,000
       8,000   Interactive Data Corp. ........      104,800
       1,000   Moody's Corp. .................       37,000
       1,000   Scholastic Corp.+ .............       43,500
                                               ------------
                                                    199,300
                                               ------------
               TOTAL COPYRIGHT/CREATIVITY
                 COMPANIES ...................   58,412,195
                                               ------------
               DISTRIBUTION COMPANIES -- 51.7%
               BROADCASTING -- 10.2%
      90,000   Ackerley Group Inc. ...........      963,000
       8,550   American Tower Corp., Cl. A+ ..      118,760
      12,371   CanWest Global Communications
                 Corp. .......................       75,958
      18,000   CanWest Global Communications
                 Corp., Sub-Voting ...........      110,527
       2,000   Carlton Communications plc, ADR       20,500
       1,000   Clear Channel Communications
                 Inc.+ .......................       39,750
       8,333   Corus Entertainment Inc.,
                 Cl. B+ ......................      136,676
       9,000   Cox Radio Inc., Cl. A+ ........      181,530
      15,000   Crown Media Holdings Inc.,
                 Cl. A+ ......................      153,750
       1,000   Emmis Communications Corp.,
                 Cl. A+ ......................       14,420
       2,000   General Electric Co. ..........       74,400
     120,000   Granite Broadcasting Corp.+ ...      168,000
      14,125   Gray Communications Systems Inc.     214,700
     104,000   Gray Communications
                 Systems Inc., Cl. B .........    1,375,920
       7,000   Groupe AB SA, ADR+ ............       60,562
      10,000   Grupo Radio Centro, SA de CV,
                 ADR .........................       54,400
      36,000   Hearst-Argyle Television Inc.+       630,000
       4,550   LaGardere S.C.A. ..............      143,374
     151,000   Liberty Corp. .................    6,002,250
       4,000   Metropole TV M6 SA ............       65,389
       3,000   Nippon Television Network .....      688,491
       4,650   NRJ Groupe+ ...................       54,121


                                                  MARKET
   SHARES                                          VALUE
   ------                                         ------
       5,000   NTN Communications Inc.+ ...... $      3,400
      74,400   Paxson Communications Corp.,
                 Cl. A+ ......................      535,680
         500   Radio One Inc.+ ...............        5,785
       1,000   Radio One Inc., Cl. D+ ........       11,540
       1,500   RTL Group (Brussels) ..........       40,299
       1,000   RTL Group (New York) ..........       27,321
       1,525   SAGA Communications Inc., Cl. A       26,398
      80,000   Salem Communications Corp.,
                 Cl. A+ ......................    1,560,000
       2,000   SBS Broadcasting SA+ ..........       32,000
      30,000   Sinclair Broadcast Group Inc.+       241,800
      43,000   Sistem Televisyen Malaysia
                 Berhad ......................        6,846
       1,000   Spanish Broadcasting
                 System Inc., Cl. A+ .........        7,090
      50,000   Television Broadcasting Ltd. ..      135,586
      25,000   Television Francaise 1 ........      478,125
      55,000   Tokyo Broadcasting System Inc.       967,221
      15,000   TV Azteca, SA de C.V.+ ........       57,750
      25,000   Ulster Television plc .........       78,997
       6,000   TiVo Inc.+ ....................       19,920
       1,000   Wink Communications Inc.+ .....          990
      54,000   Young Broadcasting Inc., Cl. A+      783,000
                                               ------------
                                                 16,366,226
                                               ------------
               BUSINESS SERVICES -- 2.8%
      15,000   Carlisle Holdings Ltd.+ .......       44,400
      33,108   Cendant Corp.+ ................      423,782
         500   CheckFree Corp.+ ..............        8,485
       5,282   Compass Group plc+ ............       36,835
       1,000   Convergys Corp.+ ..............       27,750
       8,000   Donnelley (R.H.) Corp. ........      208,960
      45,000   Key3Media Group Inc.+ .........      178,200
         100   SYNAVANT Inc.+ ................          300
       2,500   Traffix Inc.+ .................        9,875
      26,100   Vivendi Universal SA ..........    1,208,685
      50,000   Vivendi Universal SA, ADR .....    2,317,500
                                               ------------
                                                  4,464,772
                                               ------------
               CABLE -- 2.5%
       6,000   Austar United Communications
                 Ltd.+ .......................          533
      46,000   Cablevision Systems Corp.,
                 Cl. A+ ......................    1,883,240
      18,000   Charter Communications Inc.,
                 Cl. A+ ......................      222,840
       5,000   Comcast Corp., Cl. A ..........      177,750
       7,000   Comcast Corp., Cl. A, Special .      251,090
      12,000   Mediacom Communications Corp.+       156,360
      10,000   Mercom Inc.+ (a) ..............      120,000
     120,000   NTL Inc.+ .....................      372,000
      25,000   Rainbow Media Group+ ..........      506,250
      22,680   Telewest Communications plc+ ..       10,000
      26,590   Telewest Communications plc,
                 ADR+ ........................      128,961
      80,000   UnitedGlobalCom Inc., Cl. A+ ..      185,600
                                               ------------
                                                  4,014,624
                                               ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                  MARKET
   SHARES                                          VALUE
   ------                                         ------
               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               COMMUNICATION EQUIPMENT -- 0.2%
       7,000   Qualcomm Inc.+ ................ $    332,780
                                               ------------
               CONSUMER SERVICES -- 0.3%
      40,000   Allied Domecq plc .............      222,807
       4,000   Bowlin Travel Centers Inc.+ ...        6,000
       3,000   Hotel Reservations Inc., Cl. A+       68,220
      15,000   Lillian Vernon Corp. ..........      118,500
                                               ------------
                                                    415,527
                                               ------------
               ENERGY AND UTILITIES -- 0.4%
      50,000   El Paso Electric Co.+ .........      657,500
                                               ------------
               ENTERTAINMENT DISTRIBUTION -- 3.6%
       6,000   AMC Entertainment Inc.+ .......       63,000
      50,000   AOL Time Warner Inc.+ .........    1,655,000
      57,000   Blockbuster Inc., Cl. A .......    1,248,300
      31,020   Fisher Communications Inc. ....    1,613,040
     125,000   GC Companies Inc.+ ............       66,250
       4,000   Liberty Digital Inc.+ .........       16,040
      39,000   Shaw Communications Inc., Cl. B      790,018
      11,000   Shaw Communications Inc.,
                 Cl. B, Non-Voting+ ..........      222,750
       6,000   Ticketmaster, Cl. B+ ..........       62,100
                                               ------------
                                                  5,736,498
                                               ------------
               EQUIPMENT -- 2.3%
      25,000   Agere Systems Inc., Cl. A+ ....      103,250
      35,000   Allen Telecom Inc.+ ...........      304,500
       2,000   Amphenol Corp., Cl. A+ ........       69,500
         416   Avaya Inc.+ ...................        4,118
       2,000   CommScope Inc.+ ...............       35,740
     100,000   Corning Inc. ..................      882,000
       1,000   Furukawa Electric Co. Ltd. ....        5,439
       7,700   Hutchison Whampoa Ltd. ........       57,260
       2,500   L-3 Communications Holdings
                 Inc.+ .......................      218,625
     100,000   Lucent Technologies Inc. ......      573,000
      36,000   Motorola Inc. .................      561,600
      15,000   Nortel Networks Corp. .........       84,150
      75,000   Oak Technology Inc.+ ..........      585,000
       3,570   Philips Electronics NV, ADR ...       68,901
       6,000   Scientific-Atlanta Inc. .......      105,300
                                               ------------
                                                  3,658,383
                                               ------------
               INTERNATIONAL TELEPHONE -- 7.4%
      48,000   BCE Inc. ......................    1,058,400
       2,500   British Telecommunications plc,
                 ADR .........................      127,875
      80,000   Cable & Wireless plc, ADR .....    1,032,800
      27,000   Compania de Telecomunicaciones
                 de Chile SA, ADR ............      265,950


                                                  MARKET
   SHARES                                          VALUE
   ------                                         ------
     169,082   Deutsche Telekom AG, ADR ...... $  2,620,771
      10,000   Embratel Participacoes SA, ADR+       27,900
       1,000   France Telecom SA, ADR ........       31,990
         450   Japan Telecom Co. Ltd. ........    1,401,410
         500   Magyar Tavkozlesi Rt, ADR .....        6,755
          10   Nippon Telegraph & Telephone
                 Corp. .......................       46,672
      38,000   Philippine Long Distance
                 Telephone Co., ADR ..........      359,100
       6,000   PT Indosat Tbk, ADR ...........       49,680
       4,320   PT Telekomunikasi Indonesia, ADR      24,149
       4,000   Rostelecom, ADR ...............       12,280
      12,000   Sonera Oyj ....................       32,567
      36,000   Swisscom AG, ADR ..............    1,014,480
      18,432   Tele Norte Leste Participacoes
                 SA, ADR .....................      166,810
       3,000   Telecom Argentina Stet France
                 Telecom SA, ADR .............       26,070
       1,000   Telecom Corp. of
                 New Zealand Ltd., ADR .......       13,900
      59,160   Telefonica SA, ADR ............    2,008,482
      19,000   Telefonos de Mexico SA, Cl. L,
                 ADR .........................      613,510
       2,400   Telstra Corp. Ltd., ADR .......       30,480
      45,000   TELUS Corp. ...................      538,390
      30,000   TELUS Corp., Non-Voting .......      340,885
                                               ------------
                                                 11,851,305
                                               ------------
               SATELLITE -- 1.6%
         300   Asia Satellite Telecommunications
                 Holdings Ltd., ADR ..........        3,900
       2,100   British Sky Broadcasting Group,
                 ADR .........................      110,250
      28,000   EchoStar Communications
                 Corp., Cl. A+ ...............      651,560
      70,000   General Motors Corp., Cl. H+ ..      933,100
      45,000   Liberty Satellite &
                 Technology Inc., Cl. A+ .....       55,800
      15,000   Lockheed Martin Corp. .........      656,250
      15,008   Loral Space & Communications
                 Ltd.+ .......................       19,510
      26,000   Pegasus Communications Corp.+ .      182,000
                                               ------------
                                                  2,612,370
                                               ------------
               TELECOMMUNICATIONS -- 4.5%
       4,266   Aliant Inc. ...................       83,634
       3,000   Allegiance Telecom Inc.+ ......        9,030
      10,000   ALLTEL Corp. ..................      579,500
       4,000   Brasil Telecom Participacoes SA,
                 ADR .........................      108,800
      25,000   BroadWing Inc.+ ...............      402,000
      47,000   CenturyTel Inc. ...............    1,574,500
       2,000   Choice One Communications Inc.+        3,260
     110,000   Citizens Communications Co. ...    1,034,000
     130,000   CoreComm Ltd.+ ................       11,700
       5,000   Eircom plc ....................        6,147
      25,000   Electric Lightwave Inc., Cl. A+       11,500

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                  MARKET
   SHARES                                          VALUE
   ------                                         ------
               COMMON STOCKS (CONTINUED)
               DISTRIBUTION COMPANIES (CONTINUED)
               TELECOMMUNICATIONS (CONTINUED)
      25,000   Elisa Communications Oyj, Cl. A $    255,000
      12,000   Global Crossing Ltd.+ .........       21,600
       1,305   Hellenic Telecommunications
                 Organization SA .............       21,131
      24,000   Jasmine International Public Co.
                 Ltd.+ .......................        5,126
       1,000   Jazztel plc, ADR+ .............        3,020
      10,000   Metromedia International Group
                 Inc.+ .......................       12,000
      40,646   Qwest Communications
                 International Inc.+ .........      678,788
      32,000   RCN Corp.+ ....................      102,400
       9,655   Rogers Communications Inc., Cl.
                 B+ ..........................      123,460
     125,345   Rogers Communications Inc.,
                 Cl. B, ADR+ .................    1,610,683
      10,000   TALK America Holdings Inc.+ ...        4,500
       1,000   Time Warner Telecom Inc.,
                 Cl. A+ ......................        7,250
       3,000   USN Communications Inc.+ ......           12
      30,240   WorldCom Inc. - MCI Group .....      460,555
       6,000   WorldCom Inc. - WorldCom Group+       90,240
                                               ------------
                                                  7,219,836
                                               ------------
               TELECOMMUNICATIONS: LONG DISTANCE -- 1.7%
     100,000   AT&T Corp. ....................    1,930,000
      30,000   Sprint FON Group ..............      720,300
       3,000   Startec Global Communications
                 Corp.+ ......................          570
                                               ------------
                                                  2,650,870
                                               ------------
               U.S. REGIONAL OPERATORS -- 2.5%
      24,434   Commonwealth Telephone
                 Enterprises Inc.+ ...........      897,950
      24,400   Commonwealth Telephone
                 Enterprises Inc., Cl. B+ ....      951,600
       5,000   SBC Communications Inc. .......      235,600
      37,000   Verizon Communications ........    2,002,070
                                               ------------
                                                  4,087,220
                                               ------------
               WIRELESS COMMUNICATIONS -- 11.7%
      35,000   America Movil, SA de CV,
                 Cl. L, ADR+ .................      519,050
      72,180   AT&T Wireless Services Inc.+ ..    1,078,369
      15,000   Leap Wireless International
                 Inc.+ .......................      235,500
      25,000   Libertel NV+ ..................      182,143
     160,000   Nextel Communications Inc.,
                 Cl. A+ ......................    1,382,400
         100   NTT DoCoMo Inc.+ ..............    1,351,465
      30,000   Price Communications Corp.+ ...      508,500
     110,000   Rogers Wireless
                 Communications Inc., Cl. B+ .    1,171,500
      14,000   Rural Cellular Corp., Cl. A+ ..      340,200
      38,680   SK Telecom Co. Ltd., ADR ......      713,259



                                                  MARKET
   SHARES                                          VALUE
   ------                                         ------
      40,000   Sprint PCS Group+ ............. $  1,051,600
       1,650   Tele Celular Sul Participacoes
                 SA, ADR .....................       17,160
       5,500   Tele Centro Oeste Celular
                 Participacoes SA, ADR .......       27,225
         330   Tele Leste Celular Participacoes
                 SA, ADR .....................        4,059
         825   Tele Nordeste Celular
                 Participacoes SA, ADR .......       14,850
         330   Tele Norte Celular Participacoes
                 SA, ADR .....................        6,725
     380,000   Telecom Italia Mobile SpA .....    1,844,559
         825   Telemig Celular Participacoes
                 SA, ADR .....................       18,728
      79,000   Telephone & Data Systems Inc. .    7,449,700
       6,600   Telesp Celular Participacoes SA,
                 ADR .........................       34,848
      18,000   Total Access Communications plc+      26,820
       4,000   United States Cellular Corp.+ .      198,000
       6,000   Vimpel Communications, ADR+ ...       98,520
      18,000   Vodafone Group plc, ADR .......      395,280
       2,000   Western Wireless Corp., Cl. A+        67,560
                                               ------------
                                                 18,738,020
                                               ------------
               TOTAL DISTRIBUTION
                 COMPANIES ...................   82,805,931
                                               ------------
               TOTAL COMMON STOCKS ...........  141,218,126
                                               ------------

               PREFERRED STOCKS -- 2.6%
               GLOBAL MEDIA AND ENTERTAINMENT -- 1.5%
     109,925   News Corp. Ltd., Pfd., ADR ....    2,340,303
                                               ------------
               U.S. REGIONAL OPERATORS -- 1.1%
      40,000   Citizens Communications Co.,
                 5.00% Cv. Pfd. ..............    1,741,600
                                               ------------
               TOTAL PREFERRED STOCKS ........    4,081,903
                                               ------------
  PRINCIPAL
   AMOUNT
  ---------

               CORPORATE BONDS -- 0.4%
               BUSINESS SERVICES -- 0.2%
   $  50,000   BBN Corp., Sub. Deb. Cv.
                 6.00%, 04/01/12 (a) .........       48,375
     300,000   Trans-Lux Corp., Sub. Deb. Cv.
                 7.50%, 12/01/06 .............      228,750
                                               ------------
                                                    277,125
                                               ------------
               DIVERSIFIED PUBLISHERS -- 0.0%
      66,560   Golden Books Family
                 Entertainment Inc., PIK
                 10.75%, 12/31/04 ............       25,958
                                               ------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                         SEPTEMBER 30, 2001 (UNAUDITED)

  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
  ---------                                       -------
               CORPORATE BONDS (CONTINUED)
               GLOBAL MEDIA AND ENTERTAINMENT -- 0.0%
    $ 20,000   Boston Celtics L.P., Sub. Deb. Cv.
                 6.00%, 06/30/38 ............. $     11,488
                                               ------------
               HOTELS AND GAMING -- 0.2%
     300,000   Hilton Hotels Corp.,
                 Sub. Deb. Cv.
                 5.00%, 05/15/06 .............      244,125
                                               ------------
               TOTAL CORPORATE BONDS .........      558,696
                                               ------------

               U.S. GOVERNMENT OBLIGATIONS -- 9.1%
  14,680,000   U.S. Treasury Bills,
                 1.83% to 3.62%++,
                 due 10/11/01 to 12/27/01 ....   14,624,799
                                               ------------

  TOTAL INVESTMENTS -- 100.2%
    (Cost $160,303,449) ......................  160,483,525
                                               ------------

  OTHER ASSETS, LIABILITIES, AND
    LIQUIDATION VALUE OF
    CUMULATIVE PREFERRED STOCK -- (19.5)% ....  (31,158,341)
                                               ------------

  NET ASSETS -- COMMON STOCK -- 80.7%
    (14,339,853 common shares outstanding) ...  129,325,184
                                               ------------

  NET ASSETS -- PREFERRED STOCK -- 19.3%
    (1,234,700 preferred shares outstanding) .   30,867,500
                                               ------------

  TOTAL NET ASSETS -- 100.0% ................. $160,192,684
                                               ============

  NET ASSET VALUE PER COMMON SHARE
    ($129,325,184 [DIVIDE] 14,339,853 shares
    outstanding) .............................        $9.02
                                                      =====


 PRINCIPAL                        SETTLEMENT  NET UNREALIZED
  AMOUNT                             DATE      DEPRECIATION
 ---------                        ----------  --------------
 FORWARD FOREIGN EXCHANGE CONTRACTS
 4,718,000(b) Deliver Hong Kong Dollars
               in exchange for
               USD 604,701 ........ 08/02/02   $       (308)
                                               ============
  --------------------
              For Federal tax purposes:
              Aggregate cost ................. $160,303,449
                                               ============
              Gross unrealized appreciation .. $ 34,346,160 Gross unrealized depreciation .. (34,166,084)
                                               ------------
              Net unrealized appreciation .... $    180,075
                                               ============
  --------------------
  (a)   Security fair valued under procedures established by the
          Board of Directors.
  (b)   Principal amount denoted in Hong Kong Dollars.
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.
  ADR - American Depositary Receipt
  PIK - Paid in Kind
  USD - United States Dollars
                                      % of
                                     Market        Market
                                      Value         Value
                                     ------        ------
    GEOGRAPHIC DIVERSIFICATION
    United States ....................  74.8%  $120,006,703
    Europe ...........................  10.8     17,368,607
    Asia/Pacific Rim .................   6.7     10,801,898
    Canada ...........................   4.0      6,347,032
    Latin America ....................   3.7      5,959,285
                                       -----   ------------
    Total Investments ................ 100.0%  $160,483,525
                                       =====   ============


                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------

Gaylord Entertainment Co.
Liberty Corp.
Liberty Media Corp.
News Corp. Ltd.

Telephone & Data Systems Inc.
Tribune Co.
Verizon Communications
Viacom Inc.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN
ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
  MEDICAL DIRECTOR, LAWRENCE HOSPITAL

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

Brandon J. McCue
  VICE PRESIDENT

James E. McKee
  SECRETARY


INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

COUNSEL

Willkie Farr & Gallagher

STOCK EXCHANGE LISTING

                           Common    7.92% Preferred
                         ----------  ---------------
NYSE-Symbol:                 GGT         GGT Pr
Shares Outstanding:      14,339,853     1,234,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet homepage at:
HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
--------------------------------------------------------
--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its common stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2001

                                                                     GBFMT 09/01